                                                                      Exhibit 24
                                POWER OF ATTORNEY

                      AMERICAN ELECTRIC POWER COMPANY, INC.
                 Annual Report on Form lO-K for the Fiscal Year
                                      Ended
                                December 31, 1998


      The undersigned directors of AMERICAN ELECTRIC POWER COMPANY, INC., a New York corporation (the "Company"), do hereby constitute and appoint E. LINN DRAPER, JR., ARMANDO A. PENA and HENRY W. FAYNE, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form lO-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 24th day of February, 1999.


  /s/ John P. DesBarres               /s/ Angus E. Peyton
John P. DesBarres                         Angus E. Peyton


  /s/ E. Linn Draper, Jr.             /s/ Donald G. Smith
E. Linn Draper, Jr.                       Donald G. Smith


  /s/ Robert M. Duncan                /s/ Linda Gillespie Stuntz
Robert M. Duncan                          Linda Gillespie Stuntz


  /s/ Robert W. Fri                   /s/ Kathryn D. Sullivan
Robert W. Fri                             Kathryn D. Sullivan


  /s/ Lester A. Hudson, Jr.            /s/ Morris Tanenbaum
Lester A. Hudson, Jr.                      Morris Tanenbaum


  /s/ Leonard J. Kujawa
Leonard J. Kujawa